UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23107

Legg Mason Funds Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

CLEARBRIDGE

REAL ESTATE

OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Real Estate Opportunities Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On October 23, 2015, LMP Real Estate Income Fund Inc. (“RIT”) announced that its Board of Directors approved the conversion of RIT from a closed-end fund to an open-end fund through a merger with and into ClearBridge Real Estate Opportunities Fund (the “Fund”), a series of Legg Mason Funds Trust (“LM Trust”) (the “Merger”). The Merger required the approval of RIT’s stockholders. In connection with the Merger, RIT and LM Trust filed a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission (“SEC”).

At RIT’s Special Meeting of Stockholders held on May 18, 2016, the results of the votes cast were announced. Stockholders of RIT voted to approve the Merger. The Merger became effective on the close of business June 10, 2016, at which time, RIT’s stockholders became shareholders of Class O shares of the Fund, and have the ability to redeem their shares at net asset value, subject to certain conditions including the imposition of a redemption fee of 1% for a period of 12 months following the closing date of the Merger. Each share of common stock of RIT’s converted into one Class O share of the Fund, each having an equivalent dollar amount (to the nearest $0.01). The price was based on RIT’s net asset value per share calculated at the close of business on June 10, 2016.

The Fund is newly organized and has no history prior to the Merger. However, the Fund is the successor to RIT, a closed-end fund. RIT’s primary investment objective was high current income with capital appreciation as a secondary investment objective. The Fund’s primary investment objective is total return. Under normal market conditions, RIT invested at least

II	ClearBridge Real Estate Opportunities Fund

90% of its total assets in income producing common shares, preferred shares, convertible preferred shares and debt securities issued by real estate companies and at least 80% of its total assets in income-producing equity securities issued by real estate entities. Similarly, following the Merger and under normal market conditions, the Fund invests at least 80% of its total assets in securities issued by real estate entities (including real estate investment trusts (“REITs”)) or real estate-related companies, including, but not limited to: non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment, vendors of various real estate-related services and financial institutions primarily focused on the real estate industry. Real estate companies are companies, including REITs, that have in the past derived at least 50% of their revenue from the ownership, construction, financing, management, servicing or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate.

In addition, both the manager and subadviser of the Fund served as the manager and subadviser of RIT. Also, the Fund has lower expenses and a different advisory fee arrangement than RIT, and the Fund is expected to be managed with no leverage and higher cash balances than RIT. For more information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2017

ClearBridge Real Estate Opportunities Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	ClearBridge Real Estate Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is total return. Under normal market conditions, the Fund will invest at least 80% of the Fund’s total assets in securities issued by real estate entities, which currently include real estate investment trusts (“REITs”)i and real estate-related companies, which currently include non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment (at least 50% of their assets by book value or estimated market value invested in such real estate), infrastructure ownership companies, vendors of various real estate- and infrastructure-related services and financial institutions primarily focused on the real estate industry. Real estate-related companies include companies that have in the past derived at least 50% of their revenue from the ownership, construction, financing, management, servicing or sale of commercial, industrial or residential real estate, or have at least 50% of their assets (by book value or estimated market value) invested in such real estate, at the time the initial investment is made.

In addition, as part of the Fund’s 80% policy, the Fund may gain exposure to mortgage-backed securities, mortgages, loans, mezzanine and other forms of debt and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized mortgage obligations vehicles (“CMOs”), collateralized loan obligation vehicles (“CLOs”) and asset-backed securities, provided, however, the Fund will not invest more than 5% of the Fund’s assets in CDOs, CMOs and CLOs. Furthermore, the Fund includes the market value of derivatives that provide exposure to real estate entities in determining compliance with the Fund’s investment policy of investing at least 80% of its total assets in securities issued by real estate entities.

Under normal market conditions, the Fund may invest up to 25% of its total assets in debt, including U.S. Government obligations, and preferred securities, including convertible debt securities, of any investment quality, including below investment grade. The Fund may invest up to 100% of its total assets in securities of non-U.S. issuers in developed markets. In addition, the Fund may also invest up to 20% of its total assets in securities of issuers located in emerging market countries.

Q. What were the overall market conditions during the Fund’s reporting period?

A. REITs underperformed the broader U.S. equity market during the twelve-month reporting period ended December 31, 2016, as the MSCI U.S. REIT Index (Gross)ii closed the year with a total return of 8.60%, 336 basis points below that of the S&P 500 Indexiii. The year was bifurcated in terms of relative performance, with the REIT market up 18.7% year-to-date on a total return basis at market close on August 1, 2016, whereas the S&P 500 Index was only up 7.5%. However, from August 2, 2016 until the end of the year, the MSCI U.S. REIT Index declined 8.5%, while the S&P 500 Index gained 4.1%. We believe the underperformance in the latter period reflected signs of slowing fundamentals in several property types, especially in apartments, as new development has increased competition for owners of existing properties; as well as in malls, where the impact of e-commerce

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	1

Fund overview (cont’d)

has reduced the rate of sales growth and rent spreads at bricks-and-mortar stores. Returns for the year varied by property type within the MSCI U.S. REIT Index (Gross). The best performing property types included Industrial REITs, Hotel & Resort REITs and Diversified REITs, gaining 30.1%, 24.1% and 16.3%, respectively. The worst performing subsector was Retail REITs, which gained 0.6% in 2016.

Q. How did we respond to these changing market conditions?

A. On June 10, 2016, the Fund acquired all of the net assets of LMP Real Estate Income Fund Inc., a closed-end management investment company (the “Predecessor Fund”), pursuant to a tax-free reorganization approved by the Predecessor Fund’s stockholders. At this time, the Fund reorganized from a closed-end to an open-end fund, and its primary investment objective simultaneously changed from current income to total return. In the initial part of the reporting period, prior to the stockholder approval of the reorganization, we took steps to reduce the interest rate sensitivity of the Fund, by selling preferred securities and our Healthcare REIT exposure, as these are more interest rate sensitive instruments. We also reduced our holdings in data center REITs, as they appeared to be at full value at that time; while we increased our holdings in the industrial warehouse sector due to a combination of strong fundamentals and attractive valuations. Once the stockholders approved the conversion of the Fund from a closed-end fund to an open-end fund through a merger with the Predecessor Fund in May 2016, we began the process of repositioning the portfolio, as the investment objective was going to change and the leverage outstanding on the closed-end fund needed to be repaid. We sold all of our preferred stock holdings, as these were owned purely because they had relatively high dividend yields but had little capital appreciation potential. In addition, we exited our residential mortgage REIT positions, as well as trimmed or sold holdings that had relatively high dividend yields but that we thought offered limited upside potential. We initiated positions in common stocks in sectors such as office, retail, apartments, hotels and cellphone towers that we believed offered superior total return potential to the securities we had sold. The Fund’s conversion was completed in June 2016 and the portfolio transition was completed by the end of July 2016.

From the completion of the Fund’s conversion to an open-end fund in June 2016 through December 31, 2016, we experienced redemptions by shareholders. After the completion of the portfolio conversion in July 2016, we sold securities to provide liquidity for shareholder redemptions, but made relatively few trades for other reasons.

We are guardedly optimistic on the state of the U.S. REIT market. While fundamentals have been decelerating as we get deeper into the real estate cycle, we believe we may experience at least a short-term increase in the rate of economic growth due to proposed fiscal stimulus measures by the federal government, such as income tax rate cuts and higher infrastructure spending. If this higher growth period comes to pass, it could generate a pick-up in real estate demand, which would be a positive for the REIT market’s performance. In addition, while fiscal stimulus might lead to higher interest rates, it might also lead to an

2	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

increase in inflation, which could benefit REITs, as real estate is considered by many to be an inflation hedge. Higher interest and inflation rates could also have the effects of reducing the pace of new commercial real estate development due to higher financing costs and increasing the replacement cost value of existing properties as labor and materials prices rise. However, if we do not see a pickup in economic growth, we would expect real estate operating fundamentals to slow further in 2017 as additional new construction comes into service in many markets and property types, increasing the competition for existing structures. At current share prices, we believe the U.S. REIT market overall is trading at a very modest discount to fair value.

Performance review

For the twelve-months ended December 31, 2016, Class O shares of ClearBridge Real Estate Opportunities Fund returned 13.69%. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Index (Gross), returned 8.60% for the same period. The Lipper Real Estate Funds Category Average1 returned 7.03% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 month	12 month
ClearBridge Real Estate Opportunities Fund:
Class O	-0.23%	13.69%
MSCI U.S. REIT Index (Gross)	-4.37%	8.60%
Lipper Real Estate Funds Category Average[1]	-3.02%	7.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. A redemption fee of 1.00% applies only to shareholders who received their Class O shares is connection with the merger and redeem such shares within 12 months following the closing date of the merger. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund’s inception date is June 10, 2016. The Fund is the successor to a closed-end fund (the “Predecessor Fund”). On June 10, 2016, the Predecessor Fund transferred its assets to the Fund in exchange for the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 274 funds for the six-month period and among the 267 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	3

Fund overview (cont’d)

Fund’s Class O shares. The performance shown prior to the Fund’s inception is that of the Predecessor Fund and has not been adjusted for the Fund’s Class O expenses. Only shareholders of the Predecessor Fund who received Class O shares as a result of the merger may generally invest in Class O shares of the Fund.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class I shares for the six-month and twelve-month period is not shown because the inception date for this share class was November 11, 2016.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 2, 2016, the gross total annual fund operating expense ratio for Class O shares was 1.15%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class O shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis the Fund had positive returns in eight REIT industry subsectors, with the largest contributions coming from the specialized, office, diversified, hotel & resort, industrial and residential subsectors. Relative to the Fund’s benchmark, overall security selection and sector allocation had positive impacts on performance for the period. Stock selection in the office REIT and specialized REIT subsectors was particularly strong. Allocation effects due to an underweight to specialized REITs and overweights to office REITs and mortgage REITs also contributed to relative performance. In addition, prior to the Fund’s reorganization, the use of leverage in a period of rising REIT share prices positively contributed to returns.

In terms of individual Fund holdings, leading contributors to performance for the period included Digital Realty Trust, EPR Properties, DuPont Fabros Technology Inc., Liberty Property Trust and Alexandria Real Estate Equities Inc.

Q. What were the leading detractors from performance?

A. On an absolute basis the Fund saw negative returns in the retail REIT sector. Relative to the Fund’s benchmark, an overweight allocation to the retail REIT subsector hurt returns, as did the Fund’s cash position.

In terms of individual Fund holdings, top detractors from performance for the period

4	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

included Simon Property Group Inc, HCP, DDR Corp., General Growth Properties Inc. and American Tower Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of specific changes made to the portfolio over the course of the reporting period, most associated with the Fund’s reorganization/conversion. Among the largest additions to the Fund’s portfolio were Boston Properties Inc., Hudson Pacific Properties Inc., American Tower Corp., Federal Realty Investment Trust and DDR Corp. We also eliminated a number of Fund holdings over the course of the period, notably the common stocks of EPR Properties, Regency Centers, Digital Realty Trust, Liberty Property Trust and Highwoods Properties, as well as all of the Fund’s preferred securities.

Thank you for your investment in ClearBridge Real Estate Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA

Portfolio Manager

ClearBridge Investments, LLC

John Baldi

Portfolio Manager

ClearBridge Investments, LLC

January 26, 2017

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds, also known as “junk bonds”, are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2016 were: Simon Property Group Inc. (9.3%), General Growth Properties Inc. (5.2%), AvalonBay Communities Inc. (5.0%), Equity Residential (4.7%), Boston Properties Inc. (4.7%), Prologis Inc. (4.5%), Hudson Pacific Properties Inc. (4.2%), Alexandria Real Estate Equities Inc. (4.0%), UDR Inc. (3.7%), Apartment Investment and Management Co., Class A Shares (3.5%). Please refer to pages 12 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Office (22.3%), Apartments (16.9%), Shopping Centers (16.6%), Regional Malls (14.4%), Industrial (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The MSCI U.S. REIT Index (Gross) is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small caps securities. The Index represents about 99% of the U.S. REIT universe. Gross total return indexes reinvest as much as possible of a company’s dividend distributions.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

6	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger with and into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the investment breakdown presented reflects the holdings of the Predecessor Fund as of December 31, 2015.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I4	6.25%	$1,000.00	$1,062.50	1.10%	$1.49	[3]	Class I	5.00%	$1,000.00	$1,019.61	1.10%	$5.58
Class O	-0.23	1,000.00	997.70	1.09	5.47	[5]	Class O	5.00	1,000.00	1,019.66	1.09	5.53

8	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

[1]	For the six months ended December 31, 2016, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (48), then divided by 366.

[4]	For the period November 11, 2016 (inception date) to December 31, 2016.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	9

Fund performance (unaudited)

ClearBridge Real Estate Opportunities Fund (the “Fund”) is the successor to a closed-end fund (the “Predecessor Fund”). As of the close of business on June 10, 2016, the Predecessor Fund transferred its assets to the Fund in exchange for the Fund’s Class O shares. The performance shown in the accompanying table and line graph for Class O shares includes performance of the Predecessor Fund. The Fund’s inception date is June 10, 2016. Any performance shown prior to the Fund’s inception date is that of the Predecessor Fund and has not been adjusted for the Fund’s Class O expenses. Only shareholders of the Predecessor Fund who received Class O shares as a result of the merger may generally invest in Class O shares of the Fund.

Average annual total returns
Without sales charges[1]	Class I†	Class O
Twelve Months Ended 12/31/16	N/A	13.69%
Five Years Ended 12/31/16	N/A	12.54
Ten Years Ended 12/31/16	N/A	4.09
Inception* through 12/31/16	6.25%	—

With sales charges[2]	Class I†	Class O
Twelve Months Ended 12/31/16	N/A	12.99%
Five Years Ended 12/31/16	N/A	12.43
Ten Years Ended 12/31/16	N/A	4.06
Inception* through 12/31/16	6.25%	—

Cumulative total returns
Without sales charges[1]
Class I (Inception date of 11/11/16 through 12/31/16)	6.25%
Class O (12/31/06 through 12/31/16)	49.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable redemption fee with respect to Class O shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, a redemption fee of 1.00% applies only to shareholders who received their Class O shares in connection with LMP Real Estate Income Fund Inc.’s merger with and into the fund (the “Merger”) and redeem such shares within 12 months following the closing date of the Merger.

*	Inception dates for Class I and O shares are November 11, 2016 and July 31, 2002, respectively.

10	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class O Shares of ClearBridge Real Estate Opportunities Fund vs. MSCI U.S. REIT Index (Gross)† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class O shares of ClearBridge Real Estate Opportunities Fund on December 31, 2006 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. In addition, a redemption fee of 1.00% applies only to shareholders who received their Class O shares in connection with LMP Real Estate Income Fund Inc’s merger with and into the Fund (the “Merger”) and redeem such shares within 12 months following the closing date of the Merger. The hypothetical illustration also assumes a $10,000 investment in the MSCI U.S. REIT Index (Gross). The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small caps securities. The Index represents about 99% of the U.S. REIT universe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	11

Schedule of investments

December 31, 2016

ClearBridge Real Estate Opportunities Fund

Security	Shares	Value
Real Estate Investment Trust Common Stocks — 99.3%
Apartments — 16.9%
Apartment Investment and Management Co., Class A Shares	36,220	$1,646,199
AvalonBay Communities Inc.	13,260	2,349,009
Equity Residential	34,620	2,228,143
UDR Inc.	47,250	1,723,680
Total Apartments		7,947,031
Diversified — 6.9%
American Tower Corp.	15,480	1,635,926
Cousins Properties Inc.	55,350	471,029
DuPont Fabros Technology Inc.	25,710	1,129,440
Total Diversified		3,236,395
Health Care — 3.3%
Healthcare Trust of America Inc., Class A Shares	19,900	579,289
OMEGA Healthcare Investors Inc.	30,560	955,306
Total Health Care		1,534,595
Industrial — 7.8%
DCT Industrial Trust Inc.	21,540	1,031,335
Prologis Inc.	40,060	2,114,767
Rexford Industrial Realty Inc.	22,840	529,660
Total Industrial		3,675,762
Lodging/Resorts — 6.2%
Hersha Hospitality Trust	49,200	1,057,800
LaSalle Hotel Properties	30,890	941,218
Sunstone Hotel Investors Inc.	60,430	921,558
Total Lodging/Resorts		2,920,576
Mortgage — 3.1%
Starwood Property Trust Inc.	67,480	1,481,186
Office — 22.3%
Alexandria Real Estate Equities Inc.	17,110	1,901,434
Boston Properties Inc.	17,660	2,221,275
First Potomac Realty Trust	119,580	1,311,793
Hudson Pacific Properties Inc.	56,740	1,973,417
Kilroy Realty Corp.	17,510	1,282,082
Mack-Cali Realty Corp.	21,630	627,703
Paramount Group Inc.	71,770	1,147,602
Total Office		10,465,306

See Notes to Financial Statements.

12	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

ClearBridge Real Estate Opportunities Fund

Security	Shares	Value
Regional Malls — 14.4%
General Growth Properties Inc.	96,970	$2,422,311
Simon Property Group Inc.	24,490	4,351,138
Total Regional Malls		6,773,449
Retail - Free Standing — 1.8%
Spirit Realty Capital Inc.	79,190	860,004
Shopping Centers — 16.6%
Brixmor Property Group Inc.	44,400	1,084,248
DDR Corp.	77,550	1,184,189
Federal Realty Investment Trust	10,150	1,442,416
Kite Realty Group Trust	37,630	883,552
Ramco-Gershenson Properties Trust	56,460	936,107
Retail Properties of America Inc., Class A Shares	70,960	1,087,817
Urstadt Biddle Properties Inc., Class A Shares	49,320	1,189,105
Total Shopping Centers		7,807,434
Total Investments — 99.3% (Cost — $36,610,001#)		46,701,738
Other Assets in Excess of Liabilities — 0.7%		311,688
Total Net Assets — 100.0%		$47,013,426
#	Aggregate cost for federal income tax purposes is $36,610,001.

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	13

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $36,610,001)	$46,701,738
Receivable for securities sold	1,111,255
Dividends and interest receivable	344,486
Deferred offering costs	36,825
Receivable for Fund shares sold	724
Prepaid expenses	20,555
Total Assets	48,215,583

Liabilities:
Payable for Fund shares repurchased	948,585
Due to custodian	121,328
Investment management fee payable	26,696
Trustees’ fees payable	1,745
Accrued expenses	103,803
Total Liabilities	1,202,157
Total Net Assets	$47,013,426

Net Assets:
Par value (Note 8)	$49
Paid-in capital in excess of par value	36,850,343
Undistributed net investment income	71,297
Net unrealized appreciation on investments	10,091,737
Total Net Assets	$47,013,426

Net Assets:
Class I	$26,550
Class O	$46,986,876

Shares Outstanding:
Class I	2,793
Class O	4,940,788

Net Asset Value:
Class I	$9.51
Class O*	$9.51

*	Redemption price per share is the NAV of Class O shares reduced by a 1.00% redemption fee which applies to shareholders who received their Class O shares in connection with the reorganization of LMP Real Estate Income Fund Inc. and redeem such shares within 12 months following the closing date of the reorganization.

See Notes to Financial Statements.

14	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Statement of operations

For the Year Ended December 31, 20161

Investment Income:
Dividends and distributions	$4,346,693
Return of capital	(941,165)
Interest	1,510
Total Investment Income	3,407,038

Expenses:
Investment management fee (Note 2)	979,437
Reorganization fees (Note 1)	262,776
Interest expense (Note 7)	123,957
Transfer agent fees (See Note 5)	75,219
Audit and tax fees	61,140
Legal fees	54,087
Offering costs (Note 1)	45,635
Organization costs (Note 1)	32,656
Trustees’ fees	28,102
Shareholder reports	26,052
Stock exchange listing fees	24,733
Fund accounting fees	11,058
Insurance	2,905
Registration fees	2,654
Commitment fees (Note 7)	2,333
Miscellaneous expenses	8,731
Total Expenses	1,741,475
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(39,732)
Net Expenses	1,701,743
Net Investment Income	1,705,295

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Realized Gains:
Investment transactions	41,229,425
REIT distributions	1,557,151
Net Realized Gain	42,786,576
Change in Net Unrealized Appreciation (Depreciation)	(28,473,490)
Net Gain on Investments	14,313,086
Increase in Net Assets From Operations	$16,018,381

[1]

LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	15

Statements of changes in net assets

For the Years Ended December 31,	2016[1]	2015[1]

Operations:
Net investment income	$1,705,295	$4,391,414
Net realized gain	42,786,576	8,918,360
Change in net unrealized appreciation (depreciation)	(28,473,490)	(13,994,033)
Increase (Decrease) in Net Assets From Operations	16,018,381	(684,259)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,503,122)	(8,237,536)
Net realized gains	(24,889,192)	—
Decrease in Net Assets From Distributions to Shareholders	(27,392,314)	(8,237,536)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	558,497	—
Reinvestment of distributions	16,833,752	—
Cost of shares repurchased	(115,345,798)	—
Redemption fees (Note 1(g))	1,071,647	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(96,881,902)	—
Decrease in Net Assets	(108,255,835)	(8,921,795)

Net Assets:
Beginning of year	155,269,261	164,191,056
End of year*	$47,013,426	$155,269,261
*Includes undistributed net investment income of:	$71,297	$675,670

[1]

LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

16	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Statement of cash flows

For the Year Ended December 31, 20161

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$16,018,381
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(31,902,847)
Sales of portfolio securities	179,396,860
Return of capital	941,165
Increase in receivable for securities sold	(1,110,951)
Decrease in dividends and interest receivable	1,074,348
Increase in prepaid expenses	(14,969)
Increase in deferred offering costs	(36,825)
Decrease in payable for securities purchased	(2,177,033)
Decrease in investment management fee payable	(110,583)
Decrease in Trustees’ fees payable	(2,997)
Decrease in interest payable	(2,420)
Decrease in accrued expenses	(14,773)
Net realized gain on investments	(41,229,425)
Change in net unrealized appreciation(depreciation) of investments	28,473,490
Net Cash Provided by Operating Activities*	149,301,421

Cash Flows From Financing Activities:
Distributions paid on common stock	(10,558,562)
Increase in redemption fees	1,071,647
Proceeds from sale of shares	557,773
Decrease in loan payable	(37,000,000)
Payment for shares repurchased	(114,397,213)
Increase in due to custodian	121,328
Net Cash Used in Financing Activities	(160,205,027)
Net Decrease in Cash	(10,903,606)
Cash at Beginning of Year	10,903,606
Cash at End of Year	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$16,833,752

*	Included in operating expenses is cash of $128,932 paid for interest and commitment fees on borrowings.

[1]

LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the financial information of the Predecessor Fund through June 10, 2016.

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2016

Net asset value, beginning of year	$9.06

Income from operations:
Net investment income	0.07
Net realized and unrealized gain	0.49
Total income from operations	0.56
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of year	$9.51
Total return[3]	6.25%

Net assets, end of year (000s)	$27

Ratios to average net assets:
Gross expenses[4]	1.34%
Net expenses[4,5,6]	1.10
Net investment income[4]	5.80

Portfolio turnover rate[7]	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 11, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of offering costs.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended December 31, 2016.

See Notes to Financial Statements.

18	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class O Shares[1,2,3]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.57	$14.35	$11.60	$12.16	$10.70

Income (loss) from operations:
Net investment income	0.21	0.38	0.58	0.48	0.45
Net realized and unrealized gain (loss)	1.13	(0.44)	2.89	(0.32)	1.73
Total income (loss) from operations	1.34	(0.06)	3.47	0.16	2.18

Less distributions from:
Net investment income	(0.51)	(0.72)	(0.72)	(0.72)	(0.72)
Net realized gains	(5.02)	—	—	—	—
Total distributions	(5.53)	(0.72)	(0.72)	(0.72)	(0.72)

Redemption fees	0.13	—	—	—	—

Net asset value, end of year	$9.51	$13.57	$14.35	$11.60	$12.16

Market price, end of year	—	$13.04	$12.55	$10.06	$10.97
Total return, based on NAV[4,5]	13.69%	(0.44)%	30.69%	0.97%	20.84%
Total return, based on Market Price	—	9.97%[6]	32.87%[6]	(2.41)%[6]	26.85%[6]

Net assets, end of year (millions)	$47	$155	$164	$133	$139

Ratios to average net assets:
Gross expenses	1.58%[7]	2.11%	1.54%	1.59%	1.74%
Net expenses[8,9]	1.54 [7,10]	2.04	1.48	1.53	1.68
Net investment income	1.54	2.75	4.41	3.79	3.86

Portfolio turnover rate	28%	11%	11%	11%	43%

Supplemental data:
Loan Outstanding, End of Year (000s)	—	$37,000	$37,000	$37,000	$37,000
Asset Coverage Ratio for Loan Outstanding	—	520%[11]	544%[11]	459%[11]	476%[11]
Asset Coverage, per $1,000 Principal Amount	—	$5,196 [11]	$5,438 [11,12]	$4,586 [11,12]	$4,759 [11,12]
Weighted Average Loan (000s)	$24,489 [13]	$37,000	$37,000	$37,000	$37,000
Weighted Average Interest Rate on Loan	1.27%[13]	0.98%	0.90%	0.93%	1.10%

See Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	19

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

LMP Real Estate Income Fund Inc. (closed-end fund) (the “Predecessor Fund”) was reorganized through a merger into ClearBridge Real Estate Opportunities Fund (the “Fund”) as of the close of business on June 10, 2016. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements reflect the performance information and financial information of the Predecessor Fund through June 10, 2016.

[3]	Represents a share of capital stock outstanding prior to June 11, 2016.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.34% and 1.30%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

LMPFA agreed to a waiver in the amount of 0.05% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extended through June 10, 2016.

[10]

Effective June 11, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[11]

Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of organization and offering costs.

[12]	Added to conform to current period presentation.

[13]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

20	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Real Estate Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Funds Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On June 10, 2016, the Fund acquired all of the net assets of LMP Real Estate Income Fund Inc., a closed-end management investment company (the “Predecessor Fund”), pursuant to a tax-free reorganization (the “Reorganization”) approved by the Predecessor Fund’s stockholders. In connection with the acquisition, 11,441,047 of the Predecessor Fund’s shares were exchanged for 11,441,047 Class O shares of the Fund at the net asset value of the Predecessor Fund. The net assets of the Predecessor Fund before the Reorganization were $163,814,066, including unrealized appreciation of $26,782,583. Immediately after the Reorganization, the net assets of the Fund were $163,814,066. As a result of the Reorganization, the Predecessor Fund became the accounting survivor. Accordingly, the performance information and financial information presented in the financial statements for periods prior to June 10, 2016 is historical information of the Predecessor Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	21

Notes to financial statements (cont’d)

broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Investment Trust Common Stocks†	$46,701,738	—	—	$46,701,738

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in REITs. The Fund intends to distribute the cash received from REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of the distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions from net investment income of the Predecessor Fund, if any, were declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, were declared at least annually. The Predecessor Fund’s policy was to pass through to its shareholders substantially all REIT distributions and other income it received, less operating expenses. The character of REIT distributions received from portfolio securities held by the Predecessor Fund was generally comprised of investment income, long-term capital gains, and return of capital. The Predecessor Fund reclassified amounts within the Statement of Operations primarily based on information provided by REITs after the Predecessor Fund’s

24	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

fiscal year end. In those instances where such information was not available, the Predecessor Fund estimated the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs reported the actual character of distributions paid during the year, the Predecessor Fund adjusted estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Predecessor Fund intended to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may have been adjusted from time to time by the Predecessor Fund’s Board of Directors. Under the Predecessor Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Predecessor Fund’s net investment income and net realized capital gain was less than the amount of the distribution, the difference would be distributed from the Predecessor Fund’s net assets (and may have constituted a “return of capital”). The Predecessor Fund’s Board of Directors may have modified, terminated or suspended the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have had an adverse effect on the market price of the Predecessor Fund’s shares. Distributions to shareholders of the Predecessor Fund were recorded on the ex- dividend date and were determined in accordance with income tax regulations, which may differ from GAAP.

(g) Redemption fees. A redemption fee of 1.00% applies only to shareholders who received their Class O shares in connection with the Reorganization and redeem such shares within 12 months following the closing date of the Reorganization. The redemption fee is accounted for as an addition to paid-in capital.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(k) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$193,454	$(11,080,163)	$10,886,709

(a)

Reclassifications are due to distributions paid in connection with the redemption of Fund shares, non-deductible reorganization costs for tax purposes and book/tax differences in the treatment of other items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund and pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset, net of expense waivers and reimbursements.

26	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, organizational and offering costs, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class O shares did not exceed 0.90% and 1.00%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $39,732.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

LMPFA was the Predecessor Fund’s investment manager and ClearBridge was the Predecessor Fund’s subadviser. The Predecessor Fund paid LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Predecessor Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”). LMPFA paid ClearBridge 70% of the net management fee it received from the Predecessor Fund. LMPFA had also agreed to a waiver in the amount of 0.05% of the Predecessor Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extended through June 10, 2016.

During periods in which the Predecessor Fund utilized financial leverage, the fees paid to LMPFA were higher than if the Predecessor Fund did not utilize leverage because the fees were calculated as a percentage of the Predecessor Fund’s assets, including those investments purchased with leverage.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,902,847
Sales	179,396,860

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,171,489
Gross unrealized depreciation	(1,079,752)
Net unrealized appreciation	$10,091,737

4. Derivative instruments and hedging activities

During the year ended December 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expense, waivers and/or expense reimbursements

For the year ended December 31, 2016, class specific expenses were as follows:

Transfer Agent Fees
Class I1	$1
Class O	75,218
Total	$75,219

[1]	For the period November 11, 2016 (inception date) to December 31, 2016.

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I1	$8
Class O	39,724
Total	$39,732

[1]	For the period November 11, 2016 (inception date) to December 31, 2016.

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class I1	$314	—
Class O	2,502,808	$8,237,536
Total	$2,503,122	$8,237,536

Net Realized Gains:
Class I1	—	—
Class O	$24,889,192	—
Total	$24,889,192	—

[1]	For the period November 11, 2016 (inception date) to December 31, 2016.

7. Loan

The Predecessor Fund had a revolving credit agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”), which allowed the Predecessor Fund to borrow up to an aggregate amount of $45,000,000 provided that, with approval of BNP Paribas, the Predecessor Fund

28	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

may have increased the size of the loan to $75,000,000 upon a five business day notice. The agreement renewed daily for a 180 day term unless notice to the contrary was given to the Predecessor Fund. The Predecessor Fund paid a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan was calculated at a variable rate based on the three month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Predecessor Fund was required to maintain collateral in a special custody account at the Predecessor Fund’s custodian on behalf of BNP Paribas. The Predecessor Fund’s credit agreement contained customary covenants that, among other things, may have limited the Predecessor Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and required asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may have been subjected to early termination under certain conditions and may have contained other provisions that could have limited the Predecessor Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2016 was $123,957. For the year ended December 31, 2016, the Predecessor Fund incurred a commitment fee in the amount of $2,333. For the year ended December 31, 2016, based on the number of days during the reporting period that the Predecessor Fund had a loan outstanding, the average daily loan balance was $24,489,510 and the weighted average interest rate was 1.27%. The agreement was terminated on May 25, 2016.

8. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I1
Shares sold	2,759	$25,000	—	—
Shares issued on reinvestment	34	314	—	—
Net increase	2,793	$25,314	—	—

Class O
Shares sold	46,837	$533,497	—	—
Shares issued on reinvestment	1,846,865	16,833,438	—	—
Shares repurchased	(8,393,936)	(115,345,798)	—	—
Redemptions fees	—	1,071,647	—	—
Net decrease	(6,500,234)	$(96,907,216)	—	—

[1]	For the period November 11, 2016 (inception date) to December 31, 2016.

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$2,503,122	$8,237,536
Net Long-term Capital Gains	24,889,192	—
Total Distributions Paid	$27,392,314	$8,237,536

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Other book/tax temporary differences(a)	$71,297
Unrealized appreciation (depreciation)	10,091,737
Total accumulated earnings (losses) — net	$10,163,034

*	During the taxable year ended December 31, 2016, the Fund utilized $6,501,390 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	ClearBridge Real Estate Opportunities Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders ClearBridge Real Estate Opportunities Fund series of Legg Mason Funds Trust

We have audited the accompanying statement of assets and liabilities of ClearBridge Real Estate Opportunities Fund (the “Fund”), series of Legg Mason Funds Trust the predecessor to which was the LMP Real Estate Income Fund Inc., including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Real Estate Opportunities Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

ClearBridge Real Estate Opportunities Fund 2016 Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Legg Mason Funds Trust (the “Trust”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve for an initial term of up to two years the investment management contract (the “Management Agreement”) between the Trust with respect to its series, ClearBridge Real Estate Opportunities Fund (the “Fund”), and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement,” and with the Management Agreement, the “Agreements”) with the Manager’s affiliate, ClearBridge Investments, LLC (the “Sub-Adviser”), and thereafter approve at least annually continuance of each such agreement.

The Fund was organized on November 11, 2015 to facilitate the conversion of LMP Real Estate Income Fund Inc. (“RIT”), a closed-end registered investment company managed by the Manager (in such capacity, the “RIT Manager”) and sub-advised by the Sub-Adviser (in such capacity, the “RIT Sub-Adviser”), into an open-end investment company, registered as such under the 1940 Act, through a merger (the “Merger”) of RIT with and into the Fund. Following receipt of approval of the Merger by RIT’s shareholders on May 18, 2016, the Merger was effected and the Fund commenced operations on June 10, 2016 (the “Merger Date”).

At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Trustees, considered and approved the continuation of the Management Agreement and the Sub-Advisory Agreement for a one-year term. To assist in its consideration of the approvals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other funds in the same complex under the Board’s supervision (together with the Fund, the “Legg Mason Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and the other Legg Mason Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered to RIT by the RIT Manager and the RIT Sub-Adviser prior to the Merger Date, and the respective services rendered or expected to be rendered to the Fund by the Manager and the Sub-Adviser subsequent to the Merger Date. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Trust, RIT, and the other Legg Mason Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

32	ClearBridge Real Estate Opportunities Fund

At a meeting held by conference call on November 2, 2016, the Independent Trustees in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

Since the Merger Date, the Manager has provided the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser has provided the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of the management agreement and the sub-advisory agreement

In its deliberations regarding continuation of the Agreements, the Board, including the Independent Trustees, considered the factors below.

Nature, extent and quality of the services under the management agreement and the sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund subsequent to the Merger Date by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered that the same individuals have comprised the respective portfolio management teams for the Fund and its predecessor, RIT. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates, and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this

ClearBridge Real Estate Opportunities Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Board also considered the brokerage policies and practices of the Manager and the Sub-Adviser, the standards applied in seeking best execution, the policies and practices of the Manager and the Sub-Adviser regarding soft dollars, the use of a broker affiliated with the Manager or the Sub-Adviser, and the existence of quality controls applicable to brokerage allocation procedures.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely retained their Fund shares acquired as a result of the Merger or purchased their Fund shares following the Merger based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement during the period from the Merger Date to June 30, 2016 (the “Fund Operating Period”) were satisfactory and are expected to continue to be satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance through June 30, 2016, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all open-end, retail and institutional real estate funds, regardless of size or primary channel of distribution.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fourth quintile among the funds in the Performance Universe for each of the 1- and 3-year periods ended June 30, 2016; was ranked in the second quintile among the funds in the Performance Universe for the 5-year period ended such date; and was ranked in the fifth quintile among the funds in the Performance Universe for the 10-year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was better than the Performance Universe median for the 5-year period ended June 30, 2016 but was worse than the Performance Universe median for each of the 1-, 3-, and 10-year periods. In addition to the

34	ClearBridge Real Estate Opportunities Fund

Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods. The Fund did not commence operations until the Merger Date and the Broadridge Performance Information and other performance information and analyses for each of the 1-, 3-, 5- and 10-year periods were based upon the performance of the Fund’s closed-end predecessor, RIT, except for the Fund Operating Period. The Board noted, among other things, that although the Fund, like RIT, provides access to real estate investments to its shareholders and its portfolio management team is comprised of the same individuals as RIT’s portfolio management team, the Fund’s structure, investment objectives, policies and programs are different from RIT’s. As an open-end fund, the Fund, like the other funds in the Performance Universe, must maintain sufficient liquidity to meet its redemption obligations and does not utilize leverage as RIT did. The use of leverage may enhance performance in periods of rising markets but may detract from performance in declining markets. Moreover, the Manager noted that RIT’s investment program was conducted with an objective of high current income while the Fund and most of the other funds in the Performance Universe are managed with a total return objective. Under the circumstances, the Board considered that meaningful performance comparisons between the Fund and the Performance Universe were problematic, and that meaningful assessments of the Fund’s performance in absolute terms and versus its benchmark were difficult as well, especially in light of the brief duration of the Fund Operating Period and resulting limited performance history for the Fund.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser under the Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent

ClearBridge Real Estate Opportunities Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other retail, no-load open-end real estate funds, as classified by Broadridge. The eight funds in the Expense Group had average net common share assets ranging from the Fund’s $84.5 million to $838.4 million.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked second among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Group median for that expense component. The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fifth among the Expense Group funds and was better than the Expense Group median for that expense component. The Manager noted that the total expense comparisons in the Broadridge Expense Information were based on projections of Fund expenses, rather than actual Fund expenses, in light of the Fund’s brief operating history following the Merger. The Board considered the speculative nature of the projections. The Broadridge Expense Information further showed that the Fund’s total expenses ranked third among the Expense Group funds and were better than the Expense Group median for that expense component. The Board noted that the brief duration of the Fund Operating Period and the Fund’s resulting limited expense experience since the Merger Date, the speculative nature of the expense comparisons in the Broadridge Expense Information, and the small number of funds in the Expense Group made meaningful expense comparisons problematic.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject to heightened regulatory requirements relative to institutional clients. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality

36	ClearBridge Real Estate Opportunities Fund

of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to RIT for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Adviser’s fees are paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to RIT. However, the Board noted that a meaningful assessment of the Fund’s profitability was difficult because, among other things, the period covered by the analysis ended prior to the Merger Date; that the Fund is an open-fund while RIT conducted its operations as a closed-end fund; and that projections of future profitability under the Fund’s circumstances, including its brief operating history, would be highly speculative.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted the decline in Fund assets following the Merger, and uncertainty of retaining Fund assets and attracting additional assets in the future, and concluded that the current structure of the Management Fee was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions, and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to

ClearBridge Real Estate Opportunities Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

38	ClearBridge Real Estate Opportunities Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Real Estate Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Robert D. Agdern
Year of birth	1950
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	None

ClearBridge Real Estate Opportunities Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	President Emeritus (since 2003), formerly Senior Board Fellow (2003 to 2015) and President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

40	ClearBridge Real Estate Opportunities Fund

Independent Trustees cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) with Trust	Trustee and Member of Audit, Nominating, Investment and Compensation Committees
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of funds in fund complex overseen by Trustee	27
Other board memberships held by Trustee during past five years	None

ClearBridge Real Estate Opportunities Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge Real Estate Opportunities Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Real Estate Opportunities Fund	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	ClearBridge Real Estate Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record Date:	Monthly	11/3/2016
Payable Date:	January 2016 - May 2016	11/4/2016
Long-Term Capital Gain Dividend	$0.038632	$4.980000

The Fund designates additional long-term capital gains in the amount of $11,080,163.

Please retain this information for your records.

ClearBridge Real Estate Opportunities Fund	45

ClearBridge

Real Estate Opportunities Fund

Trustees

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Real Estate Opportunities Fund

The Fund is a separate investment series of Legg Mason Funds Trust, a Maryland statutory trust.

ClearBridge Real Estate Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Real Estate Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX336426 2/17 SR17-3002

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Eileen A. Kamerick possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Eileen A. Kamerick as the Audit Committee’s financial expert. Eileen A. Kamerick is an “independent” Trustee pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,800 in December 31, 2015 and $55,300 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in December 31, 2015 and $4,650 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Funds Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Funds Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Funds Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Funds Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Funds Trust during the reporting period were $0 in December 31, 2016.

(h) Yes. Legg Mason Funds Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Funds Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Funds Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017